UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 2005


                           RCG COMPANIES INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     1-8662                  23-2265039
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(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


  6836 MORRISON BLVD., STE. 200, CHARLOTTE, NORTH CAROLINA        28211
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (704) 366-5054


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On January 25, 2005, RCG Companies Incorporated (the "Company") closed a private placement with 5 accredited investors, including the Company's Chief Executive Officer/President, and a Director (collectively the "Investors"). Pursuant to the terms of the Loan Agreement, the Company is to initially issue the following securities to the Investors in consideration for the Investors making payment to the Company in the total amount of $1,098,500: (i) Secured Promissory Notes in the total principal amount of $1,098,500, with interest accruing at the 7.0% per annum, payable in one lump sum of principal and interest on the date that is six (6) months after issuance (with an option to extend the term if the Company and the Investors mutually agree), secured by 100% of the issued and outstanding common stock of FS SunTours, d/b/a SunTrips; and (ii) subject to certain waivers, Warrants to purchase 549,250 shares of common stock of the Company at an exercise price of $1.25 per share, exercisable until the date that is 3 years after the closing date.

      The transaction was approved by the Company's Board of Directors on November 29, 2004. The shares of Secured Promissory Notes and Warrants will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01. EXHIBITS

      4.1   Loan Agreement, dated January 25, 2005 *

      4.2   Form of Secured Promissory Notes *

      4.3   Form of Warrant *

      4.4   Pledge Agreement dated January 25, 2005 *

* To be filed by amendment to this Form 8-K.




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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2005


                                RCG COMPANIES INCORPORATED

                                By: /s/ Michael Pruitt
                                    ----------------------------
                                    Michael Pruitt
                                    President






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